FAM Small Cap Fund (FAMDX)
Institutional Shares

Summary Prospectus	May 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.famfunds.com/applications-literature-reports-fam-funds/index.cfm. You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending an email request to info@famfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 1, 2017, are incorporated by reference into this summary prospectus.

Investment Objective: FAM Small Cap Fund’s investment objective is to maximize long-term return on capital.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum sales charge (load ) on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.33%
Acquired Fund Fees and Expenses	0.02%
Total Fund Operating Expenses**	1.25%
Fee Waiver/Expense Reimbursement**	(0.07)%
Net Fund Operating Expenses	1.18%

* “Other Expenses” have been restated based on current contractual arrangements and are estimated for the current fiscal year.

** The Advisor has contractually agreed, until May 1, 2018, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Institutional Shares at 1.20%. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Net Fund Operating Expenses for Institutional Shares to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This expense limitation agreement may only be amended or terminated by the Fund’s Board of Trustees.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Shares - Expense Example
1-Year	3-Year	5-Year	10-Year
$120	$390	$680	$1,505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.44% of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund, employs a “value approach” in making its common stock selections. This approach is based on Fenimore’s belief that at any given point in time the stock price of a company may sell below the company’s “true business worth”. Factors considered in evaluating the true business worth include the company’s current earnings and Fenimore’s opinion as to its future potential. After identifying a company whose securities are determined to have a favorable price-to-earnings relationship, Fenimore plans to invest in such securities until the “true business worth” nears the market price of the company’s securities.

Under normal market conditions the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-cap companies. The Fund considers small-cap companies to be those issuers that, at the time of initial purchase, have a market capitalization that is within or below the range of companies in the Russell 2000 Index as of the latest reconstitution. As of May 31, 2016, the market capitalization range for the Russell 2000 Index was approximately $133 million to $3.8 billion. The Fund may invest in securities of both domestic and foreign issuers and it may invest in shares of other investment companies, including exchange-traded funds (“ETFs”). The Fund’s policy of investing at least 80% of its net assets in smallcap companies may only be changed upon 60 days prior notice to shareholders.

Principal Risks

•	Small-Cap Risk - small capitalization companies may not have the size, resources or other assets of large capitalization companies.
•	Non-diversification Risk – the Fund is classified as a “non-diversified” fund which means that the Fund may own larger positions in a smaller number of issuers. A fund that is less diversified, such as the Fund, may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified.
•	Stock Market Risk - the value of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments.
•	Stock Selection Risk - the value stocks chosen for the Fund are subject to the risk that the market may never realize their intrinsic value or their prices may go down.
•	Market Risk - the value of your investment will go up and down, which means that you could lose money.
•	Foreign Investment Risk – the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States. Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
•	Investment in Other Investment Companies Risk – the Fund may invest in shares of other investment companies, including ETFs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Annual Total Return

The performance results shown on the next page for the periods prior to January 1, 2016, the date of commencement of operations for Institutional Shares, are for a class of shares of the Fund that are not offered in this Prospectus, Investor Shares, which are subject to higher fees as a result of differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns for Institutional Shares. The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart shows the performance since 2013. The table shows the Investor Shares average annual returns (before and after taxes) for the one year period ended December 31, 2016 and since the Fund’s inception on March 1, 2012 compared to those of the Russell 2000 Index, the Fund’s primary benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at the Fund’s website famfunds.com.

Return for the Year Ended December 31,

50%
40%
30%
20%
10%
0%
-10%
-20%
40.49%
5.58%
-3.49%
24.42%
2013
2014
2015
2016

Best Quarter	4Q’14	12.35%
Worst Quarter	3Q’15	-9.55%

Average Annual Total Returns Institutional Shares	1 Year Period Ended December 31, 2016	Since Inception March 1, 2012
Return Before Taxes	24.42%	14.96%
Return After Taxes on Distributions	23.58%	14.37%
Return After Taxes on Distributions and Sale of Fund Shares	15.33%	12.33%
Russell 2000 Index	21.31%	12.70%

The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt.

Fund Management

Investment Advisor: Fenimore Asset Management, Inc. Portfolio Co-Managers:

Thomas O. Putnam, Chairman and Andrew F. Boord of Fenimore Asset Management, Inc.

Mr. Putnam has managed the Fund since the Fund’s inception in March 2012. Mr. Boord has co-managed the Fund since January 2016.

Purchase and Sale of Fund Shares

The minimum initial purchase is $500,000, for certain institutional investors who are able to meet minimum investment requirements. You may redeem shares by mail or fax (518.234.7793) or online at famfunds.com. Redemption proceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund distributions are taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from these arrangements.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.